Exhibit 5.1

[Loyens & Loeff letterhead]

POSTAL ADDRESS	P.O. Box 71170
1008 BD AMSTERDAM
OFFICE ADDRESS	Fred. Roeskestraat 100
1076 ED AMSTERDAM
The Netherlands
INTERNET	www.loyensloeff.com

To:

Fiat Chrysler Automobiles N.V.

25 St. James’s Street

London SW1A 1HA

United Kingdom

RE	Dutch law legal opinion – Fiat Chrysler Automobiles N.V. – New Common Shares

REFERENCE	document

Amsterdam, 3 December 2014

Dear Sir, Madam,

1	INTRODUCTION

We have acted as special counsel on certain matters of Dutch law to the Company (as defined below) in connection with, amongst other things, the registration of the New Common Shares (as defined below) in accordance with the Registration Statement (as defined below).

2	DEFINITIONS

2.1	Capitalised terms used but not (otherwise) defined herein are used as defined in the Schedules to this opinion letter.

2.2	In this opinion letter:

Company means Fiat Chrysler Automobiles N.V., registered with the Trade Register under number 60372958.

Execution Date means any date on which a Deed of Issuance is executed.

New Common Shares means up to 65,000,000 common shares in the capital of the Company to be issued pursuant to one or more Deeds of Issuance.

Reviewed Documents means the documents listed in Schedule 1 (Reviewed documents).

The public limited company Loyens & Loeff N.V. is established in Rotterdam and is registered with the Trade Register of the Chamber of Commerce and Industry under number 24370566. Solely Loyens & Loeff N.V. shall operate as contracting agent. All its services shall be governed by its General Terms and Conditions, including, inter alia, a limitation of liability and a nomination of competent jurisdiction. These General Terms and Conditions have been printed on the reverse side of this page and may also be consulted via www.loyensloeff.com. The conditions were deposited with the Registry of the Rotterdam District Court on 1 July 2009 under number 43/2009.

AMSTERDAM • ARNHEM • BRUSSELS • LUXEMBOURG • ROTTERDAM • ARUBA CURACAO • DUBAI • GENEVA • HONG KONG • LONDON • NEW YORK • PARIS • SINGAPORE • TOKYO • ZURICH	1/9

SEC means the United States Securities and Exchange Commission.

Securities Act means the United States of America’s Securities Act of 1933, as amended from time to time.

Trade Register means the trade register of the Chamber of Commerce in the Netherlands.

3	SCOPE OF INQUIRY

3.1	For the purpose of rendering this opinion letter, we have only examined and relied upon electronically transmitted copies of the Reviewed Documents, which we consider to be the documents necessary under Dutch law for the purpose of providing the opinions set out in this opinion letter.

3.2	We have undertaken only the following searches and inquiries (the Checks) at the date of this opinion letter which we consider to be the investigations necessary under Dutch law for the purpose of providing the opinions set out in this opinion letter:

(a)	an inquiry by telephone at the Trade Register, confirming that no changes were registered after the date of the Excerpt;

(b)	an inquiry by telephone at the bankruptcy clerk’s office (faillissementsgriffie) of the court in Amsterdam, the Netherlands, confirming that the Company is not listed in the insolvency register;

(c)	an online inquiry on the relevant website (www.rechtspraak.nl) of the EU Registrations with the Central Insolvency Register (Centraal Insolventie Register) confirming that the Company is not listed on the EU Registrations with the Central Insolvency Register; and

(d)	an online inquiry on the relevant website (http://eur-lex.europa.eu/) of the Annex to Council regulation (EC) No 2580/2001, Annex I of Council regulation (EC) No 881/2002 and the Annex to Council Common Position 2001/931 relating to measures to combat terrorism, all as amended from time to time, confirming that the Company is not listed on such annexes.

3.3	We have not reviewed any documents incorporated by reference or referred to in the Reviewed Documents (unless included as a Reviewed Document) and therefore our opinions do not extend to such documents.

4	NATURE OF OPINION

4.1	We only express an opinion on matters of Dutch law and the law of the European Union, to the extent directly applicable in the Netherlands, in force on the date of this opinion letter, excluding unpublished case law. We do not express an opinion on tax law, competition law and financial assistance. The terms the “Netherlands” and “Dutch” in this opinion letter refer solely to the European part of the Kingdom of the Netherlands.

Fiat Chrysler Automobiles N.V. – New Common Shares	2/9

4.2	Our opinion is strictly limited to the matters stated herein. We do not express any opinion on matters of fact, on the commercial and other non-legal aspects of the transactions contemplated by each Deed of Issuance and on any representations, warranties and other information included in each Deed of Issuance and any other document examined in connection with this opinion letter, except as expressly stated in this opinion letter.

4.3	In this opinion letter Dutch legal concepts are sometimes expressed in English terms and not in their original Dutch terms. The concepts concerned may not be identical to the concepts described by the same English term as they exist under the laws of other jurisdictions. For the purpose of tax law a term may have a different meaning than for the purpose of other areas of Dutch law.

4.4	This opinion letter and any non-contractual obligations arising out of or in relation to this opinion letter are governed by Dutch law.

4.5	This opinion letter refers to the date hereof. No obligation is assumed to update this opinion letter or to inform any person of any changes of law or other matters coming to our knowledge and occurring after the date of this opinion letter, which may have effect on the opinions set out in this opinion letter.

4.6	This opinion letter is issued by Loyens & Loeff N.V. Individuals or legal entities that are involved in the services provided by or on behalf of Loyens & Loeff N.V. cannot be held liable in any manner whatsoever.

5	OPINIONS

The opinions expressed in this paragraph 5 (Opinions) should be read in conjunction with the assumptions set out in Schedule 2 (Assumptions) and the qualifications set out in Schedule 3 (Qualifications). On the basis of these assumptions and subject to these qualifications and any factual matters or information not disclosed to us in the course of our investigation, we are of the opinion that as at the date of this opinion letter:

5.1	Corporate status

The Company has been duly incorporated as a naamloze vennootschap (public limited liability company) under Dutch law.

5.2	No insolvency, dissolution, merger or demerger

Based solely on the Excerpt and the Checks, the Company is validly existing and has not been dissolved (ontbonden), merged (gefuseerd) involving the Company as disappearing entity, demerged (gesplitst), granted a suspension of payments (surseance verleend), declared bankrupt (failliet verklaard) or been subjected to any insolvency proceedings listed in Annex A or winding up proceedings listed in Annex B of the 29 May 2000 Council Regulation (EC) No 1346/2000 on Insolvency Proceedings (the Insolvency Regulation).

Fiat Chrysler Automobiles N.V. – New Common Shares	3/9

5.3	Issued share capital

When issued pursuant to a Deed of Issuance, each New Common Share will have been duly authorised, validly issued, fully paid and will be non-assessable.

6	ADDRESSEES

6.1	This opinion letter is addressed to you in relation to and as an exhibit to the Registration Statement and may not be disclosed to and relied upon by any other person without our prior written consent other than as an exhibit to the Registration Statement. This opinion letter is not to be used or relied upon for any purpose other than in connection with the filing of the Registration Statement.

6.2	We hereby consent to the filing of this opinion letter as an exhibit to the Registration Statement and to the references to Loyens & Loeff N.V. under the heading “Legal Matters” in the Registration Statement. In giving the consent set out in the previous sentence, we do not thereby admit or imply that we are in the category of persons whose consent is required under Section 7 of the Securities Act or any rules and regulations of the SEC promulgated thereunder.

Yours faithfully,
/s/ Loyens & Loeff N.V.

Fiat Chrysler Automobiles N.V. – New Common Shares	4/9

Schedule 1

REVIEWED DOCUMENTS

1	An excerpt of the registration of the Company in the Trade Register dated 4 November 2014 (the Excerpt).

2	The deed of incorporation of the Company dated 1 April 2014 (the Deed of Incorporation).

3	The articles of association (statuten) of the Company included in the deed of amendment of the articles of association of the Company dated 11 October 2014, effective per 12 October 2014 (the Articles).

4	The regulations of the board of directors (bestuursreglement) of the Company dated 29 October 2014 (the Board Regulations).

5	The draft dated 3 December 2014 of the minutes of the meeting of the board of directors of the Company dated 29 October 2014 (the Board Resolution) regarding, inter alios, (i) the authorisation of the offer and issue of up to 65,000,000 New Common Shares and (ii) the delegation (the Delegation Resolution) of certain decisions to the Chief Executive Officer of the Company.

6	The draft dated 3 December 2014 of the resolution of the Chief Executive Officer of the Company (the CEO Resolution and together with the Board Resolution, the Resolutions).

7	The draft dated 3 December 2014 of the deed of issuance relating to the issuance of the New Common Shares (the Deed of Issuance).

8	The final draft dated 3 December 2014 of the registration statement on Form F-1 to be filed by the Company with the SEC under the Securities Act (the Registration Statement).

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Schedule 2

ASSUMPTIONS

The opinions in this opinion letter are subject to the following assumptions:

1	Documents

1.1	All signatures are genuine, all original documents are authentic and all copies are complete and conform to the originals.

1.2	The information recorded in the Excerpt is true, accurate and complete on the date hereof (save for the issuance of 171,815 common shares in the capital of the Company on 4 November 2014) and will be true, accurate and complete on the Execution Date (although not constituting conclusive evidence thereof, this assumption, with respect to the information recorded in the Excerpt on the date hereof, is supported by the Checks).

1.3	The Board Resolution correctly reflects the resolutions made by the board of directors of the Company, the CEO Resolution correctly reflects the resolutions to be made by the Chief Executive Officer of the Company and these resolutions will not be amended, supplemented, terminated, rescinded, nullified or declared void thereafter.

1.4	Each Deed of Issuance will be validly executed on the relevant Execution Date substantially in the form of the draft as referred to under paragraph 7 of Schedule 1 (Reviewed documents) and will not be amended, supplemented, terminated, rescinded, nullified or declared void thereafter.

1.5	The Registration Statement has been or will have been filed with the SEC and declared effective pursuant to the Securities Act.

2	Incorporation, existence and corporate power

2.1	The Company has not been listed on the list referred to in article 2 (3) of Council Regulation (EC) No 2580/2001 of 27 December 2001, listed in Annex I to Council Regulation (EC) No 881/2002 of 27 May 2002 or listed and marked with an asterisk in the Annex to Council Common Position 2001/931 of 27 December 2001 relating to measures to combat terrorism, as amended from time to time (although not constituting conclusive evidence thereof, this assumption is supported by the contents of the Checks).

2.2	The Company has its centre of main interest (as described in the Insolvency Regulation) in the Netherlands and does not have an establishment (as described in the Insolvency Regulation) which has been subjected to any insolvency proceeding or winding up proceeding outside the Netherlands.

2.3	The Company will be validly existing under the laws of the Netherlands on each Execution Date.

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2.4	The Board Regulations are the regulations of the board of directors of the Company in force on the date hereof, the date of the Resolutions and on each Execution Date.

2.5	The Articles are the articles of association (statuten) of the Company in force on the date hereof, the date of the Resolutions and on each Execution Date.

3	Corporate authorisations

3.1	The consent, approval or authorisation of any person and any other step or formality which is required in relation to the execution of any Deed of Issuance and the performance and observance of the terms thereof by the parties, as listed in any Deed of Issuance, have been obtained or taken at or prior to the relevant Execution Date and has not been amended or revoked.

3.2	No member of the board of directors of the Company has or will have a direct or indirect personal interest which conflicts with the interest of the Company or its business in respect of the entering into any Deed of Issuance (although not constituting conclusive evidence thereof, this assumption is supported by the contents of the Resolutions).

4	Other parties

4.1	Each party to any Deed of Issuance, other than the Company, is validly existing under the laws by which it is purported to be governed on the relevant Execution Date.

4.2	Each party to any Deed of Issuance, other than the Company, has all requisite power or capacity (corporate and otherwise) to execute and to perform its obligations under the relevant Deed of Issuance and each Deed of Issuance has been or will be duly authorised, executed and delivered by or on behalf of the parties thereto other than the Company.

5	Issued share capital

5.1	On each Execution Date, the relevant New Common Shares have been fully paid-up.

5.2	At the time of execution of each Deed of Issuance, the authorised share capital of the Company allows for the issuance of the relevant shares in the capital of the Company.

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Schedule 3

QUALIFICATIONS

The opinions in this opinion letter are subject to the following qualifications:

1	Insolvency

The opinions expressed herein may be affected or limited by the provisions of any applicable bankruptcy (faillissement), suspension of payments (surseance van betaling), emergency regulations (noodregeling), other insolvency proceedings and fraudulent conveyance (actio pauliana), reorganisation, and other laws of general application now or hereafter in effect, relating to or affecting the enforcement or protection of creditors’ rights.

2	Enforceability

The opinions expressed herein with respect to each Deed of Issuance may be affected by the availability of general defences under Dutch law such as the principles of reasonableness and fairness, modification on grounds of unforeseen circumstances, duress, deceit, mistake, undue influence and, if and to the extent not validly waived, force majeure, the right to suspend performance as long as the other party is in default in respect of its obligations, the right to set-off and the right to dissolve a transaction upon default by the other party.

3	Accuracy of information

3.1	The information obtained from a bankruptcy clerk’s office (faillissementsgriffie) and the online international bankruptcy clerk’s office of the court of The Hague (internationale faillissementsgriffie) does not provide conclusive evidence that the Company has not been granted a suspension of payments, declared bankrupt or subjected to any other insolvency proceedings listed in Annex A or winding up proceedings listed in Annex B of the Insolvency Regulation. Under the Dutch Bankruptcy Act (Faillissementswet) the declaration of a bankruptcy is effected by a court order, with effect from and including the day on which the bankruptcy order is issued. The clerk of the bankruptcy court is under an obligation to keep a public register in which, among others, extracts from the court orders by which a bankruptcy order is declared are registered. We have made enquiries with the clerk of the bankruptcy court whether the Company is registered as being declared bankrupt in the register kept by the clerk. We have received oral confirmation that this is not the case. Such confirmation, however, does not constitute conclusive evidence that the Company is not declared bankrupt, as a proper registration of a bankruptcy order is not a condition for the bankruptcy order to be effective.

3.2

Any dissolution (ontbinding), merger (fusie), demerger (splitsing) or conversion (omzetting) involving the Company must be notified to the trade register of the Chamber of Commerce in the Netherlands. However, it cannot be assured that such notification has

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actually been made and therefore the Excerpt does not constitute conclusive evidence that the Company is not dissolved (ontbonden), merged (gefuseerd), demerged (gesplitst) or converted (omgezet) as a notification to the trade register is not a condition for a dissolution (ontbinding), merger (fusie), demerger (splitsing) or conversion (omzetting) to be effective.

3.3	The Excerpt does not provide conclusive evidence that the facts set out therein are correct and complete. However, subject to limited exceptions, a company cannot invoke the incorrectness or incompleteness of its trade register registration against third parties who were unaware thereof.

4	Corporate authorisations

Dutch law does not impose limitations on delegation of resolutions. One Dutch legal scholar has taken the view that material board functions may not be delegated. To date this view is not supported by other Dutch legal scholars. In addition, in our view it can be successfully argued that the resolutions adopted in the CEO Resolution do not relate to material board functions as these resolutions are taken in line with the strategy and risks management policy of the Company (as confirmed in the Resolutions).

Fiat Chrysler Automobiles N.V. – New Common Shares	9/9

[Loyens & Loeff letterhead]

POSTAL ADDRESS	P.O. Box 71170
1008 BD AMSTERDAM
OFFICE ADDRESS	Fred. Roeskestraat 100
1076 ED AMSTERDAM
The Netherlands
INTERNET	www.loyensloeff.com

To:

Fiat Chrysler Automobiles N.V.

25 St. James’s Street

London SW1A 1HA

United Kingdom

RE	Dutch law legal opinion – Fiat Chrysler Automobiles N.V. – Treasury Shares

REFERENCE	document

Amsterdam, 3 December 2014

Dear Sir, Madam,

1	INTRODUCTION

We have acted as special counsel on certain matters of Dutch law to the Company (as defined below) in connection with, amongst other things, the registration of the Treasury Shares (as defined below) in accordance with the Registration Statement (as defined below).

2	DEFINITIONS

2.1	Capitalised terms used but not (otherwise) defined herein are used as defined in the Schedules to this opinion letter.

2.2	In this opinion letter:

Company means Fiat Chrysler Automobiles N.V., registered with the Trade Register under number 60372958.

Execution Date means any date on which the Issuance Documentation have been executed.

Issuance Documentation means the Deed of Incorporation and the Deed of Issuance.

Reviewed Documents means the documents listed in Schedule 1 (Reviewed documents).

The public limited company Loyens & Loeff N.V. is established in Rotterdam and is registered with the Trade Register of the Chamber of Commerce and Industry under number 24370566. Solely Loyens & Loeff N.V. shall operate as contracting agent. All its services shall be governed by its General Terms and Conditions, including, inter alia, a limitation of liability and a nomination of competent jurisdiction. These General Terms and Conditions have been printed on the reverse side of this page and may also be consulted via www.loyensloeff.com. The conditions were deposited with the Registry of the Rotterdam District Court on 1 July 2009 under number 43/2009.

AMSTERDAM    •    ARNHEM    •    BRUSSELS     •    LUXEMBOURG    •    ROTTERDAM    •    ARUBA CURACAO    •    DUBAI    •    GENEVA    •    HONG KONG    •    LONDON    •    NEW YORK    •    PARIS    •    SINGAPORE    •    TOKYO    •     ZURICH

1/9

SEC means the United States Securities and Exchange Commission.

Securities Act means the United States of America’s Securities Act of 1933, as amended from time to time.

Trade Register means the trade register of the Chamber of Commerce in the Netherlands.

Treasury Shares means the 35,000,000 common shares in the capital of the Company held in treasury by the Company, being 20,000,000 shares numbered 1 through 20,000,000 issued pursuant to the Deed of Incorporation and 15,000,000 shares numbered 20,000,001 through 35,000,000 issued pursuant to the Deed of Issuance, which shares were acquired by the Company by virtue of the deed of merger between Fiat S.p.A. and the Company executed on 11 October 2014 and effective as per 12 October 2014.

3	SCOPE OF INQUIRY

3.1	For the purpose of rendering this opinion letter, we have only examined and relied upon electronically transmitted copies of the Reviewed Documents, which we consider to be the documents necessary under Dutch law for the purpose of providing the opinions set out in this opinion letter.

3.2	We have undertaken only the following searches and inquiries (the Checks) at the date of this opinion letter which we consider to be the investigations necessary under Dutch law for the purpose of providing the opinions set out in this opinion letter:

(a)	an inquiry by telephone at the Trade Register, confirming that no changes were registered after the date of the Excerpt;

(b)	an inquiry by telephone at the bankruptcy clerk’s office (faillissementsgriffie) of the court in Amsterdam, the Netherlands, confirming that the Company is not listed in the insolvency register;

(c)	an online inquiry on the relevant website (www.rechtspraak.nl) of the EU Registrations with the Central Insolvency Register (Centraal Insolventie Register) confirming that the Company is not listed on the EU Registrations with the Central Insolvency Register; and

(d)	an online inquiry on the relevant website (http://eur-lex.europa.eu/) of the Annex to Council regulation (EC) No 2580/2001, Annex I of Council regulation (EC) No 881/2002 and the Annex to Council Common Position 2001/931 relating to measures to combat terrorism, all as amended from time to time, confirming that the Company is not listed on such annexes.

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3.3	We have not reviewed any documents incorporated by reference or referred to in the Reviewed Documents (unless included as a Reviewed Document) and therefore our opinions do not extend to such documents.

4	NATURE OF OPINION

4.1	We only express an opinion on matters of Dutch law and the law of the European Union, to the extent directly applicable in the Netherlands, in force on the date of this opinion letter, excluding unpublished case law. We do not express an opinion on tax law, competition law and financial assistance. The terms the “Netherlands” and “Dutch” in this opinion letter refer solely to the European part of the Kingdom of the Netherlands.

4.2	Our opinion is strictly limited to the matters stated herein. We do not express any opinion on matters of fact, on the commercial and other non-legal aspects of the transactions contemplated by the Issuance Documentation and on any representations, warranties and other information included in the Issuance Documentation and any other document examined in connection with this opinion letter, except as expressly stated in this opinion letter.

4.3	In this opinion letter Dutch legal concepts are sometimes expressed in English terms and not in their original Dutch terms. The concepts concerned may not be identical to the concepts described by the same English term as they exist under the laws of other jurisdictions. For the purpose of tax law a term may have a different meaning than for the purpose of other areas of Dutch law.

4.4	This opinion letter and any non-contractual obligations arising out of or in relation to this opinion letter are governed by Dutch law.

4.5	This opinion letter refers to the date hereof. No obligation is assumed to update this opinion letter or to inform any person of any changes of law or other matters coming to our knowledge and occurring after the date of this opinion letter, which may have effect on the opinions set out in this opinion letter.

4.6	This opinion letter is issued by Loyens & Loeff N.V. Individuals or legal entities that are involved in the services provided by or on behalf of Loyens & Loeff N.V. cannot be held liable in any manner whatsoever.

Fiat Chrysler Automobiles N.V. – Treasury Shares	3/9

5	OPINIONS

The opinions expressed in this paragraph 5 (Opinions) should be read in conjunction with the assumptions set out in Schedule 2 (Assumptions) and the qualifications set out in Schedule 3 (Qualifications). On the basis of these assumptions and subject to these qualifications and any factual matters or information not disclosed to us in the course of our investigation, we are of the opinion that as at the date of this opinion letter:

5.1	Corporate status

The Company has been duly incorporated as a naamloze vennootschap (public limited liability company) under Dutch law.

5.2	No insolvency, dissolution, merger or demerger

Based solely on the Excerpt and the Checks, the Company is validly existing and has not been dissolved (ontbonden), merged (gefuseerd) involving the Company as disappearing entity, demerged (gesplitst), granted a suspension of payments (surseance verleend), declared bankrupt (failliet verklaard) or been subjected to any insolvency proceedings listed in Annex A or winding up proceedings listed in Annex B of the 29 May 2000 Council Regulation (EC) No 1346/2000 on Insolvency Proceedings (the Insolvency Regulation).

5.3	Issued share capital

The Treasury Shares have been duly authorised and validly issued and are fully paid and non-assessable.

6	ADDRESSEES

6.1	This opinion letter is addressed to you in relation to and as an exhibit to the Registration Statement and may not be disclosed to and relied upon by any other person without our prior written consent other than as an exhibit to the Registration Statement. This opinion letter is not to be used or relied upon for any purpose other than in connection with the filing of the Registration Statement.

6.2	We hereby consent to the filing of this opinion letter as an exhibit to the Registration Statement and to the references to Loyens & Loeff N.V. under the heading “Legal Matters” in the Registration Statement. In giving the consent set out in the previous sentence, we do not thereby admit or imply that we are in the category of persons whose consent is required under Section 7 of the Securities Act or any rules and regulations of the SEC promulgated thereunder.

Yours faithfully,
/s/ Loyens & Loeff N.V.

Fiat Chrysler Automobiles N.V. – Treasury Shares	4/9

Schedule 1

REVIEWED DOCUMENTS

1	An excerpt of the registration of the Company in the Trade Register dated 2 June 2014 (the Excerpt).

2	The deed of incorporation of the Company dated 1 April 2014 (the Deed of Incorporation) including the issuance of 20,000,000 common shares numbered 1 through 20,000,000.

3	The articles of association (statuten) of the Company included in the deed of amendment of the articles of association of the Company dated 11 October 2014, effective per 12 October 2014 (the Articles).

4	The resolution of the general meeting of the Company dated 30 May 2014 (the Shareholders’ Resolution).

5	The shareholders’ register (aandeelhoudersregister) of the Company (the Shareholders’ Register), showing the registration of the issuances set forth in the Issuance Documentation.

6	The deed of issuance relating to the issuance of 15,000,000 common shares numbered 20,000,001 through 35,000,000, dated 2 June 2014 (the Deed of Issuance).

7	The final draft dated 3 December 2014 of the registration statement on Form F-1 to be filed by the Company with the SEC under the Securities Act (the Registration Statement).

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Schedule 2

ASSUMPTIONS

The opinions in this opinion letter are subject to the following assumptions:

1	Documents

1.1	All signatures are genuine, all original documents are authentic and all copies are complete and conform to the originals.

1.2	The information recorded in the Excerpt was true, accurate and complete on the date of the Shareholders’ Resolution, the Deed of Issuance and on the date of such Excerpt.

1.3	The Registration Statement has been or will have been filed with the SEC and declared effective pursuant to the Securities Act.

1.4	The information recorded in the Shareholders’ Register is true, accurate and complete on the date of this opinion letter.

2	Incorporation, existence and corporate power

2.1	The Company has not been listed on the list referred to in article 2 (3) of Council Regulation (EC) No 2580/2001 of 27 December 2001, listed in Annex I to Council Regulation (EC) No 881/2002 of 27 May 2002 or listed and marked with an asterisk in the Annex to Council Common Position 2001/931 of 27 December 2001 relating to measures to combat terrorism, as amended from time to time (although not constituting conclusive evidence thereof, this assumption is supported by the Checks).

2.2	The Company has its centre of main interest (as described in the Insolvency Regulation) in the Netherlands and does not have an establishment (as described in the Insolvency Regulation) which has been subjected to any insolvency proceeding or winding up proceeding outside the Netherlands.

2.3	The articles of association (statuten) of the Company included in the Deed of Incorporation were the articles of association (statuten) of the Company in force on the date of the Deed of Issuance (although not constituting conclusive evidence thereof, this assumption is supported by the contents of the Excerpt).

3	Corporate authorisations

3.1	The Shareholders’ Resolution (a) correctly reflects the resolutions made by the sole shareholder of the Company in respect of the transactions contemplated by the Deed of Issuance, (b) has been made with due observance of the articles of association (statuten) of the Company included in the Deed of Incorporation and any applicable by-laws and (c) remains in full force and effect.

3.2	At the date of the Deed of Issuance and the Shareholders’ Resolution no member of the board of directors of the Company had a direct or indirect personal interest which conflicts with the interest of the Company or its business in respect of the entering into the Deed of Issuance.

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4	Other parties

4.1	At the date of the Issuance Documentation each party to the Issuance Documentation, other than the Company, was validly existing under the laws by which it was purported to be governed.

4.2	At the date of the Issuance Documentation each party to the Issuance Documentation, other than the Company, had all requisite power or capacity (corporate and otherwise) to execute and to perform its obligations under the Issuance Documentation and the Issuance Documentation was duly authorised, executed and delivered by or on behalf of the parties thereto other than the Company.

5	Validity

At the date of the Issuance Documentation, under any applicable laws (other than Dutch law):

(a)	the Issuance Documentation constituted the legal, valid and binding obligations of the parties thereto, and were enforceable against those parties in accordance with their terms; and

(b)	any choice of law and submission to jurisdiction made in the Issuance Documentation was valid and binding.

6	Share capital

The Treasury Shares have not been reduced (afgestempeld), split, or combined.

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Schedule 3

QUALIFICATIONS

The opinions in this opinion letter are subject to the following qualifications:

1	Insolvency

The opinions expressed herein may be affected or limited by the provisions of any applicable bankruptcy (faillissement), suspension of payments (surseance van betaling), emergency regulations (noodregeling), other insolvency proceedings and fraudulent conveyance (actio pauliana), reorganisation, and other laws of general application now or hereafter in effect, relating to or affecting the enforcement or protection of creditors’ rights.

2	Accuracy of information

2.1	The information obtained from a bankruptcy clerk’s office (faillissementsgriffie) and the online international bankruptcy clerk’s office of the court of The Hague (internationale faillissementsgriffie) does not provide conclusive evidence that the Company has not been granted a suspension of payments, declared bankrupt or subjected to any other insolvency proceedings listed in Annex A or winding up proceedings listed in Annex B of the Insolvency Regulation. Under the Dutch Bankruptcy Act (Faillissementswet) the declaration of a bankruptcy is effected by a court order, with effect from and including the day on which the bankruptcy order is issued. The clerk of the bankruptcy court is under an obligation to keep a public register in which, among others, extracts from the court orders by which a bankruptcy order is declared are registered. We have made enquiries with the clerk of the bankruptcy court whether the Company is registered as being declared bankrupt in the register kept by the clerk. We have received oral confirmation that this is not the case. Such confirmation, however, does not constitute conclusive evidence that the Company is not declared bankrupt, as a proper registration of a bankruptcy order is not a condition for the bankruptcy order to be effective.

2.2	Any dissolution (ontbinding), merger (fusie), demerger (splitsing) or conversion (omzetting) involving the Company must be notified to the trade register of the Chamber of Commerce in the Netherlands. However, it cannot be assured that such notification has actually been made and therefore the Excerpt does not constitute conclusive evidence that the Company is not dissolved (ontbonden), merged (gefuseerd), demerged (gesplitst) or converted (omgezet) as a notification to the trade register is not a condition for a dissolution (ontbinding), merger (fusie), demerger (splitsing) or conversion (omzetting) to be effective.

2.3	The Excerpt does not provide conclusive evidence that the facts set out therein are correct and complete. However, subject to limited exceptions, a company cannot invoke the incorrectness or incompleteness of its trade register registration against third parties who were unaware thereof.

2.4	The Shareholders’ Register does not provide conclusive evidence that the facts set out therein are correct and complete. However, the board of managing directors of a Dutch private or public limited liability company is obliged to regularly update the shareholders’ register of such company.

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3	Enforceability

The opinions expressed herein with respect to the Issuance Documentation may be affected by the availability of general defences under Dutch law such as the principles of reasonableness and fairness, modification on grounds of unforeseen circumstances, duress, deceit, mistake, undue influence and, if and to the extent not validly waived, force majeure, the right to suspend performance as long as the other party is in default in respect of its obligations, the right to set-off and the right to dissolve a transaction upon default by the other party.

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[Loyens & Loeff letterhead]

POSTAL ADDRESS	P.O. Box 71170 1008 BD AMSTERDAM
OFFICE ADDRESS	Fred. Roeskestraat 100 1076 ED AMSTERDAM The Netherlands
INTERNET	www.loyensloeff.com

To:

Fiat Chrysler Automobiles N.V.

25 St. James’s Street

London SW1A 1HA

United Kingdom

RE	Dutch law legal opinion – Fiat Chrysler Automobiles N.V. – New Special Voting Shares

REFERENCE	document

Amsterdam, 3 December 2014

Dear Sir, Madam,

1	INTRODUCTION

We have acted as special counsel on certain matters of Dutch law to the Company (as defined below) in connection with, amongst other things, the registration of the New Special Voting Shares (as defined below) in accordance with the Registration Statement (as defined below).

2	DEFINITIONS

2.1	Capitalised terms used but not (otherwise) defined herein are used as defined in the Schedules to this opinion letter.

2.2	In this opinion letter:

Company means Fiat Chrysler Automobiles N.V., registered with the Trade Register under number 60372958.

Execution Date means any date on which a Deed of Allocation is executed.

New Special Voting Shares means the special voting shares in the capital of the Company to be issued pursuant to one or more Deeds of Allocation.

Reviewed Documents means the documents listed in Schedule 1 (Reviewed documents).

The public limited company Loyens & Loeff N.V. is established in Rotterdam and is registered with the Trade Register of the Chamber of Commerce and Industry under number 24370566. Solely Loyens & Loeff N.V. shall operate as contracting agent. All its services shall be governed by its General Terms and Conditions, including, inter alia, a limitation of liability and a nomination of competent jurisdiction. These General Terms and Conditions have been printed on the reverse side of this page and may also be consulted via www.loyensloeff.com. The conditions were deposited with the Registry of the Rotterdam District Court on 1 July 2009 under number 43/2009.

AMSTERDAM • ARNHEM • BRUSSELS • LUXEMBOURG • ROTTERDAM • ARUBA CURACAO • DUBAI • GENEVA • HONG KONG • LONDON • NEW YORK • PARIS • SINGAPORE • TOKYO • ZURICH	1/9

SEC means the United States Securities and Exchange Commission.

Securities Act means the United States of America’s Securities Act of 1933, as amended from time to time.

Trade Register means the trade register of the Chamber of Commerce in the Netherlands.

3	SCOPE OF INQUIRY

3.1	For the purpose of rendering this opinion letter, we have only examined and relied upon electronically transmitted copies of the Reviewed Documents, which we consider to be the documents necessary under Dutch law for the purpose of providing the opinions set out in this opinion letter.

3.2	We have undertaken only the following searches and inquiries (the Checks) at the date of this opinion letter which we consider to be the investigations necessary under Dutch law for the purpose of providing the opinions set out in this opinion letter:

(a)	an inquiry by telephone at the Trade Register, confirming that no changes were registered after the date of the Excerpt;

(b)	an inquiry by telephone at the bankruptcy clerk’s office (faillissementsgriffie) of the court in Amsterdam, the Netherlands, confirming that the Company is not listed in the insolvency register;

(c)	an online inquiry on the relevant website (www.rechtspraak.nl) of the EU Registrations with the Central Insolvency Register (Centraal Insolventie Register) confirming that the Company is not listed on the EU Registrations with the Central Insolvency Register; and

(d)	an online inquiry on the relevant website (http://eur-lex.europa.eu/) of the Annex to Council regulation (EC) No 2580/2001, Annex I of Council regulation (EC) No 881/2002 and the Annex to Council Common Position 2001/931 relating to measures to combat terrorism, all as amended from time to time, confirming that the Company is not listed on such annexes.

3.3	We have not reviewed any documents incorporated by reference or referred to in the Reviewed Documents (unless included as a Reviewed Document) and therefore our opinions do not extend to such documents.

4	NATURE OF OPINION

4.1	We only express an opinion on matters of Dutch law and the law of the European Union, to the extent directly applicable in the Netherlands, in force on the date of this opinion letter, excluding unpublished case law. We do not express an opinion on tax law, competition law and financial assistance. The terms the “Netherlands” and “Dutch” in this opinion letter refer solely to the European part of the Kingdom of the Netherlands.

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4.2	Our opinion is strictly limited to the matters stated herein. We do not express any opinion on matters of fact, on the commercial and other non-legal aspects of the transactions contemplated by each Deed of Allocation and on any representations, warranties and other information included in each the Deed of Allocation and any other document examined in connection with this opinion letter, except as expressly stated in this opinion letter.

4.3	In this opinion letter Dutch legal concepts are sometimes expressed in English terms and not in their original Dutch terms. The concepts concerned may not be identical to the concepts described by the same English term as they exist under the laws of other jurisdictions. For the purpose of tax law a term may have a different meaning than for the purpose of other areas of Dutch law.

4.4	This opinion letter and any non-contractual obligations arising out of or in relation to this opinion letter are governed by Dutch law.

4.5	This opinion letter refers to the date hereof. No obligation is assumed to update this opinion letter or to inform any person of any changes of law or other matters coming to our knowledge and occurring after the date of this opinion letter, which may have effect on the opinions set out in this opinion letter.

4.6	This opinion letter is issued by Loyens & Loeff N.V. Individuals or legal entities that are involved in the services provided by or on behalf of Loyens & Loeff N.V. cannot be held liable in any manner whatsoever.

5	OPINIONS

The opinions expressed in this paragraph 5 (Opinions) should be read in conjunction with the assumptions set out in Schedule 2 (Assumptions) and the qualifications set out in Schedule 3 (Qualifications). On the basis of these assumptions and subject to these qualifications and any factual matters or information not disclosed to us in the course of our investigation, we are of the opinion that as at the date of this opinion letter:

5.1	Corporate status

The Company has been duly incorporated as a naamloze vennootschap (public limited liability company) under Dutch law.

5.2	No insolvency, dissolution, merger or demerger

Based solely on the Excerpt and the Checks, the Company is validly existing and has not been dissolved (ontbonden), merged (gefuseerd) involving the Company as disappearing entity, demerged (gesplitst), granted a suspension of payments (surseance verleend), declared bankrupt (failliet verklaard) or been subjected to any insolvency proceedings listed in Annex A or winding up proceedings listed in Annex B of the 29 May 2000 Council Regulation (EC) No 1346/2000 on Insolvency Proceedings (the Insolvency Regulation).

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5.3	Issued share capital

When issued pursuant to a Deed of Allocation, each New Special Voting Share will have been duly authorised, validly issued, fully paid and will be non-assessable.

6	ADDRESSEES

6.1	This opinion letter is addressed to you in relation to and as an exhibit to the Registration Statement and may not be disclosed to and relied upon without our prior written consent other than as an exhibit to the Registration Statement. This opinion letter is not to be used or relied upon for any purpose other than in connection with the filing of the Registration Statement.

6.2	We hereby consent to the filing of this opinion letter as an exhibit to the Registration Statement and to the references to Loyens & Loeff N.V. under the heading “Legal Matters” in the Registration Statement. In giving the consent set out in the previous sentence, we do not thereby admit or imply that we are in the category of persons whose consent is required under Section 7 of the Securities Act or any rules and regulations of the SEC promulgated thereunder.

Yours faithfully,
/s/ Loyens & Loeff N.V.

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Schedule 1

REVIEWED DOCUMENTS

1	An excerpt of the registration of the Company in the Trade Register dated 4 November 2014 (the Excerpt).

2	The deed of incorporation of the Company dated 1 April 2014 (the Deed of Incorporation).

3	The articles of association (statuten) of the Company included in the deed of amendment of the articles of association of the Company dated 11 October 2014, effective per 12 October 2014 (the Articles).

4	The regulations of the board of directors (bestuursreglement) of the Company dated 29 October 2014 (the Board Regulations).

5	The draft dated 3 December 2014 of the minutes of the meeting of the board of directors of the Company dated 29 October 2014 (the Board Resolution) regarding, inter alios, the issuance of New Special Voting Shares.

6	The draft dated 3 December 2014 of the deed of allocation relating to the issuance of the New Special Voting Shares (the Deed of Allocation).

7	The final draft dated 3 December 2014 of the registration statement on Form F-1 to be filed by the Company with the SEC under the Securities Act (the Registration Statement).

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Schedule 2

ASSUMPTIONS

The opinions in this opinion letter are subject to the following assumptions:

1	Documents

1.1	All signatures are genuine, all original documents are authentic and all copies are complete and conform to the originals.

1.2	The information recorded in the Excerpt is true, accurate and complete on the date hereof (save for the issuance of 171,815 common shares in the capital of the Company on 4 November 2014) and will be true, accurate and complete on any Execution Date (although not constituting conclusive evidence thereof, this assumption with respect to the information recorded in the Excerpt on the date hereof, is supported by the Checks).

1.3	The Board Resolution correctly reflects the resolutions made by the board of directors of the Company and the resolutions will not be amended, supplemented, terminated, rescinded, nullified or declared void.

1.4	Each Deed of Allocation will be validly executed on the relevant Execution Date substantially in the form of the draft as referred to under paragraph 6 of Schedule 1 (Reviewed documents) and will not be amended, supplemented, terminated, rescinded, nullified or declared void thereafter.

1.5	The Registration Statement has been or will have been filed with the SEC and declared effective pursuant to the Securities Act.

2	Incorporation, existence and corporate power

2.1	The Company has not been listed on the list referred to in article 2 (3) of Council Regulation (EC) No 2580/2001 of 27 December 2001, listed in Annex I to Council Regulation (EC) No 881/2002 of 27 May 2002 or listed and marked with an asterisk in the Annex to Council Common Position 2001/931 of 27 December 2001 relating to measures to combat terrorism, as amended from time to time (although not constituting conclusive evidence thereof, this assumption is supported by the contents of the Checks).

2.2	The Company has its centre of main interest (as described in the Insolvency Regulation) in the Netherlands and does not have an establishment (as described in the Insolvency Regulation) which has been subjected to any insolvency proceeding or winding up proceeding outside the Netherlands.

2.3	The Company will be validly existing under the laws of the Netherlands on each Execution Date.

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2.4	The Board Regulations are the regulations of the board of directors of the Company in force on the date hereof, the date of the Board Resolution and on each Execution Date.

2.5	The Articles are the articles of association (statuten) of the Company in force on the date hereof, the date of the Board Resolution and on each Execution Date.

3	Corporate authorisations

3.1	The consent, approval or authorisation of any person and any other step or formality which is required in relation to the execution of any Deed of Allocation and the performance and observance of the terms thereof by the parties, as listed in any Deed of Allocation, have been obtained or taken at or prior to the relevant Execution Date and has not been amended or revoked.

3.2	No member of the board of directors of the Company has or will have a direct or indirect personal interest which conflicts with the interest of the Company or its business in respect of the entering into any Deed of Allocation (although not constituting conclusive evidence thereof, this assumption is supported by the contents of the Board Resolution).

4	Other parties

4.1	Each party to any Deed of Allocation, other than the Company, is validly existing under the laws by which it is purported to be governed on the relevant Execution Date.

4.2	Each party to any Deed of Allocation, other than the Company, has all requisite power or capacity (corporate and otherwise) to execute and to perform its obligations under each Deed of Allocation and the relevant Deed of Allocation has been or will be duly authorised, executed and delivered by or on behalf of the parties thereto other than the Company.

5	Freely distributable reserves and special capital reserves

On each Execution Date, the freely distributable reserves and the special capital reserve of the Company will be sufficient to ensure that the nominal value of the New Special Voting Shares issued pursuant to the relevant Deed of Allocation can be fully paid.

6	Issued share capital

At the time of execution of each Deed of Allocation, the authorised share capital of the Company allows for the issuance of the relevant shares in the capital of the Company.

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Schedule 3

QUALIFICATIONS

The opinions in this opinion letter are subject to the following qualifications:

1	Insolvency

The opinions expressed herein may be affected or limited by the provisions of any applicable bankruptcy (faillissement), suspension of payments (surseance van betaling), emergency regulations (noodregeling), other insolvency proceedings and fraudulent conveyance (actio pauliana), reorganisation, and other laws of general application now or hereafter in effect, relating to or affecting the enforcement or protection of creditors’ rights.

2	Accuracy of information

2.1	The information obtained from a bankruptcy clerk’s office (faillissementsgriffie) and the online international bankruptcy clerk’s office of the court of The Hague (internationale faillissementsgriffie) does not provide conclusive evidence that the Company has not been granted a suspension of payments, declared bankrupt or subjected to any other insolvency proceedings listed in Annex A or winding up proceedings listed in Annex B of the Insolvency Regulation. Under the Dutch Bankruptcy Act (Faillissementswet) the declaration of a bankruptcy is effected by a court order, with effect from and including the day on which the bankruptcy order is issued. The clerk of the bankruptcy court is under an obligation to keep a public register in which, among others, extracts from the court orders by which a bankruptcy order is declared are registered. We have made enquiries with the clerk of the bankruptcy court whether the Company is registered as being declared bankrupt in the register kept by the clerk. We have received oral confirmation that this is not the case. Such confirmation, however, does not constitute conclusive evidence that the Company is not declared bankrupt, as a proper registration of a bankruptcy order is not a condition for the bankruptcy order to be effective.

2.2	Any dissolution (ontbinding), merger (fusie), demerger (splitsing) or conversion (omzetting) involving the Company must be notified to the trade register of the Chamber of Commerce in the Netherlands. However, it cannot be assured that such notification has actually been made and therefore the Excerpt does not constitute conclusive evidence that the Company is not dissolved (ontbonden), merged (gefuseerd), demerged (gesplitst) or converted (omgezet) as a notification to the trade register is not a condition for a dissolution (ontbinding), merger (fusie), demerger (splitsing) or conversion (omzetting) to be effective.

2.3	The Excerpt does not provide conclusive evidence that the facts set out therein are correct and complete. However, subject to limited exceptions, a company cannot invoke the incorrectness or incompleteness of its trade register registration against third parties who were unaware thereof.

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3	Enforceability

The opinions expressed herein with respect to each Deed of Allocation may be affected by the availability of general defences under Dutch law such as the principles of reasonableness and fairness, modification on grounds of unforeseen circumstances, duress, deceit, mistake, undue influence and, if and to the extent not validly waived, force majeure, the right to suspend performance as long as the other party is in default in respect of its obligations, the right to set-off and the right to dissolve a transaction upon default by the other party.

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